Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account V

Ameritas Variable Separate Account VL

Ameritas Variable Separate Account VA

Ameritas Variable Separate Account VA-2

 ("Separate Accounts")

Supplement to:

Corporate Benefit VUL, Overture Applause!, Overture Applause! II,

Overture Bravo!, Overture Encore!, Overture Life SPVUL,

Executive Select, Regent 2000,

Overture Annuity, Overture Annuity III-Plus,

and Allocator 2000 Annuity

Prospectuses Dated May 1, 2007

Overture Ovation! and Protector hVUL

Prospectuses Dated May 1, 2008

Overture Annuity II, Overture Annuity III,

Overture Accent!, and Overture Acclaim!

Prospectuses Dated September 1, 2009

Designer Annuity

Prospectus Dated May 1, 2010

Allocator 2000

Prospectus Dated September 1, 2010

Supplement Dated October 4, 2013

The Calvert Variable Series, Inc. Board of Directors approved, effective as of September 11, 2013, (1) the removal of New Amsterdam Partners LLC ("New Amsterdam") as an investment subadvisor for Calvert VP SRI Balanced Portfolio (the "Portfolio") and (2) the assumption of responsibility by the current investment advisor, Calvert Investment Management, Inc., for the day to day management of the equity assets previously managed by New Amsterdam.

Therefore, in the Separate Account Variable Investment Options section of your prospectus, the reference to New Amsterdam as subadvisor to the Portfolio is removed.

Please see the Portfolio prospectus, as supplemented, for more information.

All other provisions of your Policy remain as stated in your Policy and prospectus, as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy issued by

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 1-800-745-1112.

IN 1758 9-13